Dear Shareholders:

     Lexington SmallCap Fund finished 1999 with a return of 1.93%* which compares to 28.43% for the average small cap fund monitored by Lipper, Inc.

      In 1999 small cap stocks had one of their better performance years. In contrast with the larger companies where performance was driven by big name well- established technology companies, the small cap market was driven by internet related initial public offerings that quickly became large cap companies, with no earnings and little revenue. Companies that normally would be funded by private venture capital funds have found it very easy and profitable to "leap frog" straight to a public offering for funding because of the transformation of the U.S. capital markets. Previously, a company needed an established track record before "going public". Now, all one needs is a "concept, a hope and a promise."

       We under-performed our benchmark for the year. Although we had our share of big winners in the technology, financial service and health care sectors, our bias toward value and our non-participation in the initial public offering market caused us to lag other funds. Our focus has been on quality small cap companies with established track records. That was not the place to be in 1999, where growth and new issues dominated small cap performance. We were also impacted by an overweighting in the bank and insurance sectors, which we bought at a big discount to fair value, only to have the discount widen as money became more concentrated in those sectors that were performing.

Sincerely,



Frank A. Peluso     Alan H. Wapnick     Robert  M. DeMichele
Portfolio Manager   Portfolio Manager   President
February, 2000      February, 2000      February, 2000


*1.93% and 9.03% are the one year and since commencement (01/02/96) average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less then at their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

            Comparison of change in value of a $10,000 investment in
                       Lexington SmallCap Fund, Inc. and
                       the unmanaged Russell 2000 Index

      [The following table represents a line chart in the printed report.]

          Lexington      Russell
Year      SmallCap Fund  2000 Index
====================================
1/2/96      $10,000      $10,000
12/31/96    $11,757      $11,649
12/31/97    $12,988      $14,254
12/31/98    $13,863      $13,890
12/31/99    $14,130      $16,843

                                           Average Annual Standard Total Returns
                                                   for the Period Ended 12/31/99
--------------------------------------------------------------------------------
        Fund/Index                             1 Yr       Since Inception 1/2/96
                                                                 Annualized
--------------------------------------------------------------------------------
  Lexington SmallCap Fund                       1.93%                9.03%

  Russell 2000                                 21.26%               13.93%
 -------------------------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Russell 2000 Index. Results for the Fund and the Russell 2000 Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.




* 1.93% and 9.03% are the one year and since commencement (1/2/96) average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

Lexington SmallCap Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999


Number
 of                                              Value
Shares             Security                     (Note 1)
-----------------------------------------------------------
               Common Stock: 85.9%
               Banking: 7.6%
23,500         PBOC Holdings, Inc. 1              $222,516
11,200         TrustCo Bank Corporation NY         148,750
4,000          Zions Bancorporation                236,750
                                                   -------
                                                   608,016
                                                   -------

               Capital Equipment: 14.4%
10,100         Cymer, Inc.    1                    465,231
5,500          Dionex Corporation  1               226,359
8,700          Fisher Scientific
                  International, Inc.   1          314,288
4,200          The Manitowoc Company,  Inc.        142,800
                                                   -------
                                                 1,148,678
                                                   -------

               Computers: 3.7%
7,800          National Computer Systems, Inc.     292,988

               Construction & Housing: 4.5%
5,500          Granite Construction,  Inc.         101,406
9,300          Insituform Technologies 1           260,981
                                                   -------
                                                   362,387
                                                   -------

               Consumer Durable Goods: 3.4%
7,600          La-Z-Boy, Inc.                      127,775
7,200          Winnebago Industries, Inc.          144,450
                                                   -------
                                                   272,225
                                                   -------

     Energy Sources: 2.4%
6,150          Nabors Industries, Inc.  1          190,266
                                                   -------


     Financial Services: 12.6%
3,800          E.W. Blanch Holdings, Inc.          232,750
13,000         Foremost Corporation of America     368,875
4,000          Gallagher (Arthur J.) & Company     259,000
900            Markel Corporation  1               139,500
                                                   -------
                                                 1,000,125
                                                   -------

     Health & Personal Care: 11.3%
4,000          Celgene Corporation 1               281,000
10,400         Cerus Corporation                   279,500
10,400         KeraVision, Inc.                     63,863
5,100          Syncor International Corporation    146,625
2,500          VISX, Inc.                          129,453
                                                   -------
                                                   900,441
                                                   -------

     Machinery &  Machine Tools: 1.7%
7,000          Astec Industries, Inc.   1          131,906
                                                   -------

     Medical Products & Supplies: 6.3%
3,000          MedImmune, Inc.     1               497,438
                                                   -------

Lexington SmallCap Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number
 of                                              Value
Shares             Security                     (Note 1)
-----------------------------------------------------------


               Merchandising: 1.7%
5,800          Shopko Stores, Inc.      1         $133,400
                                                   -------

                Retail: 2.2%
8,000          O'Reilly Automotive, Inc.     1     174,250
                                                   -------

               Services: 9.9%
5,600          Applebee's International, Inc.      165,025
6,000          Jack in the Box, Inc.    1          124,125
3,600          Landstar System, Inc.    1          151,087
7,800          Oceaneering International, Inc. 1   116,512
3,500          The Bisys Group, Inc.    1          228,156
                                                   -------
                                                   784,905
                                                   -------

               Technology: 0.0%
8,700          ProcureNet     1,2                    1,305
                                                   -------

               Telecommunications: 4.2%
4,400          WinStar Communications, Inc.  1     330,825
                                                   -------

               Total Investments: 85.9%          6,829,155
               (cost $5,650,946+)(Note 1)

               Other assets in excess of
                  liabilities:   14.1%           1,123,218
                                                   -------

               Total Net Assets: 100.0%
               (equivalent to $11.48 per share
                on 692,460 shares outstanding)
                                                $7,952,373
                                                 =========

1  Non-income producing security.
2  Restricted and illiquid security (Note 6).

+ Aggregate cost for Federal income tax purposes is identical.

The Notes to Financial Statements are an integral part of this statement.

Lexington SmallCap Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets
Investments, at value (cost $5,650,946) (Note 1)                 $6,829,155
Cash                                                              1,145,231
Dividends and interest receivable                                     9,481
Deferred organization expenses, net (Note1)                          13,504
                                                               ------------
     Total Assets                                                 7,997,371
                                                               ------------
Liabilities
Due to Lexington Management Corporation (Note 2)                      4,608
Payable for fund shares redeemed                                     13,413
Distributions payable                                                 1,918
Accrued expenses                                                     25,059
                                                               ------------
     Total Liabilities                                               44,998
                                                               ------------

Net Assets (equivalent to $11.48 per share on
    692,460 shares outstanding) (Note 4)                         $7,952,373
                                                                 ==========

Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares,
$.001 par value per share                                    $          692
Additional paid-in-capital (Note 1)                               6,861,723
Accumulated net realized loss on investments (Note 1)              (88,251)
Unrealized appreciation of investments                            1,178,209
                                                               ------------
     Total Net Assets                                            $7,952,373
                                                               ============

The Notes to Financial Statements are an integral part of this statement.

Lexington SmallCap Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income
      Dividends                          $    39,877
      Interest                                20,807
                                         -----------
                                              60,684
      Less: foreign tax expense                  209
                                         -----------
        Total investment income                         $    60,475

Expenses
      Investment advisory fee (Note 2)        78,975
      Professional fees                       25,647
      Printing and mailing expenses           20,706
      Transfer agent and shareholder
         servicing expenses (Note 2)          16,962
      Directors' fees and expenses            16,139
      Amortization of deferred
         organization costs (Note 1)           9,089
      Registration fees                        8,313
      Computer processing fees                 6,974
      Accounting expenses (Note 2)             6,330
      Distribution expenses (Note 3)           6,144
      Custodian expenses                       1,668
      Other expenses                           8,612
                                         -----------
        Total expenses                       205,559
      Less:  expenses recovered
      under contract with investment
      advisor (Note 2)                         1,976     $    203,583
                                         -----------       -----------
         Net investment loss                                 (143,108)

Realized and Unrealized Gain (Loss)
   on Investments (Note 5)

Net realized gain on investments             351,930
Net change in unrealized appreciation
of investments                               (59,735)
                                         -----------

         Net realized and unrealized gain                      292,195
                                                             ---------

Increase in Net Assets Resulting from Operations             $ 149,087
                                                             =========


The Notes to Financial Statements are an integral part of this statement.

Lexington SmallCap Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

                                                           1999     1998
Operations:
Net investment loss                                   $ (143,108) $(137,688)
Net realized gain from investment transactions           351,930    147,548
Net change in unrealized appreciation of investments     (59,735)   579,945
                                                         -------    -------
  Net increase in net assets resulting from operations   149,087    589,805
                                                         -------    -------

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net realized gains
from security transactions                              (429,455)  (150,156)
                                                         -------    -------

Capital Share Transactions: (Note 4)
Proceeds from sale of shares                             681,016    946,635
Reinvested dividends                                     426,954    149,458
Cost of shares redeemded                              (1,047,717) (2,928,027)
                                                         -------    -------
     Net increase (decrease) in net assets from
        capital share transactions                        60,253  (1,831,934)
                                                         -------    -------
Net decrease in net assets                              (220,115) (1,392,285)

Net Assets:
Beginning of period                                    8,172,488   9,564,773
                                                         -------     -------

"End of period (including accumulated net investment
loss of $168,785 and $25,677, in 1999 and 1998,
respectively)(Note 1)                                $ 7,952,373  $ 8,172,488
                                                     ===========  ===========

The Notes to Financial Statements are an integral part of these statements.

Lexington SmallCap Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1.  Significant Accounting  Policies

Lexington SmallCap Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 2, 1996. The Fund's investment objective is to seek long-term capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

          Investments   Securities transactions are accounted for on a
trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

      Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      Deferred Organization Expenses Organization expenses aggregating $52,837 have been deferred and are being amortized on a straight-line basis over five years. At December 31, 1999, the amount remaining to be amortized was $13,504.

     Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with an affiliate, Market Systems Research Advisors, Inc. ("MSR"), under which MSR provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets. The sub-advisory fee will be paid by LMC, not the Fund. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including the management fee and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. Total reimbursement was $ 1,976 for the year ended December 31, 1999, and is set forth in the statement of operations.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $12,885 which were incurred by the Fund, but paid by LMC.

3.  Distribution Plan
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1999 were $6,144 and are set forth in the statement of operations.


4.  Capital Stock

Transactions in capital stock were as follows:


                                                     Year ended
                                 December 31, 1999                 December 31, 1998
                          -------------------------------   -------------------------------
                              Shares           Amount           Shares           Amount
                          -------------   ---------------   -------------   ---------------
Shares sold ...........        58,324     $    681,016          85,447      $    946,635
Shares issued on
  reinvestment
  of dividends ........        37,201          426,954          14,369           149,958
                          -----------     ------------         -------      ------------
                               95,525        1,107,970          99,816         1,096,093
Shares redeemed .......       (89,903)      (1,047,717)       (252,697)       (2,928,027)
                          -----------     ------------         -------      ------------
 Net increase
   (decrease) .........         5,622     $     60,253        (152,881)     $ (1,831,934)
                          ===========     ============         =======      ============

5.  Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $5,155,997 and $6,452,274, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,860,542 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $682,333.

6.  Restricted and Illiquid Securities

Pursuant to the guidelines adopted by the Fund's Board of Directors, the following security has been deemed to be restricted and illiquid. The Fund currently limits investment in restricted and illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

               Initial Acquisition              Market       Percent of
 Security      Date                 Shares      Value        Net Assets

ProcureNet     3/30/99              8,700       $1,305       0.02%

7. Tax Information (unaudited)

None of the distributions made by the Fund are eligible for the corporate dividends received deduction.

The Fund designates $429,455 whether taken in shares or cash, as 20% long-term capital gain distributions.


                                                                                                        January 2, 1996
                                                                                                        (commencement
                                                                         Year ended December 31,        of operations) to
                                                                  -----------------------------------   December 31,
                                                                       1999       1998         1997          1996
                                                                  -----------  -----------   ----------   -----------
Net asset value, beginning of period ..........................     $ 11.90    $ 11.39       $ 11.73     $ 10.00
                                                                    -------    -------       -------     -------
Income (loss) from investment operations: .....................
 Net investment loss ..........................................       (0.21)     (0.02)        (0.19)      (0.18)
 Net realized and unrealized gain on investments ..............        0.43       0.75          1.41        1.94
                                                                    -------    -------       -------     -------
Total income from investment operations .......................        0.22       0.73          1.22        1.76
                                                                    -------    -------       -------     -------

 Distributions from net realized gains ........................       (0.64)     (0.22)        (1.56)      (0.03)
                                                                    -------    -------       -------     -------

Net asset value, end of period ................................     $ 11.48    $ 11.90       $ 11.39     $ 11.73
                                                                    =======    =======       =======     =======

Total return ..................................................        1.93%     6.73%        10.47%       17.50%

Ratio to average net assets:
 Expenses, before reimbursement ...............................        2.60%     2.92%         2.57%        3.04%
 Expenses, net of reimbursement ...............................        2.58%     2.59%         2.57%        2.48%
 Net investment loss, before reimbursement ....................       (1.84%)   (2.00)%      (1.78)%      (2.34)%
 Net investment loss ..........................................       (1.81%)   (1.67)%      (1.78)%      (1.78)%
Portfolio turnover rate .......................................       70.44%    145.94%       39.09%       60.92%
Net assets, end of period (000's omitted) .....................      $ 7,952   $ 8,172      $ 9,565      $ 8,061

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington SmallCap Fund, Inc.:

     We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington SmallCap Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and for the period from January 2, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington SmallCap Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the three-year period then ended and for the period from January 2, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.



                                             KPMG LLP

New York, New York
February 7,  2000